SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

In July 2012, the Company sold an aggregate of 1,500,000 shares of Amicor’s common stock under a private transaction and generated net proceeds of $225,000 or $0.15 per share (see Note 4).

In July 2012, Barry Honig, the Company’s director, (the “Assignor”) entered into an Assignment Agreement with an unrelated party (the “Assignee”) whereby the Assignor assigned $42,000 of his outstanding principal note (the “Assigned Note”) in connection with a Credit Facility Agreement (see Note 9). The Assignee purchased the Assigned Note for $42,000. On August 10, 2012, the Company entered into a Cancellation of Debt and Assignment of Shares Agreement with the Assignee and Sheldon Finkel, the Company’s former Chief Executive Officer. Pursuant to the Separation Agreement and Release dated in September 2011, Sheldon Finkel retained 600,000 shares of the Company’s common stock (the “Executive Retained Securities”) which were pledged as collateral security for the repayment of certain amounts owed to the Company by a third party (the “Third Party Receivable”). The Third Party receivable was not collected by the Company and accordingly, the Company was entitled to receive 300,000 shares of the Executive Retained Securities.  On August 10, 2012, the Company and Sheldon Finkel agreed that Mr. Finkel would surrender 300,000 shares of the Executive Retained Securities to the Company in consideration for the cancellation of the Third Party Receivable. Pursuant to the Cancellation of Debt and Assignment of Shares Agreement, the Company, Sheldon Finkel and the Assignee have agreed that in consideration for the cancellation and satisfaction of the Assigned Note, Mr. Finkel shall transfer and assign the 300,000 shares of Executive Retained Securities due to the Company to the Assignee. As a result of the transfer and assignment of the 300,000 shares of the Company’s common stock to the Assignee, the Third Party Receivable and the Assigned Note are extinguished. The Company valued the 300,000 common shares at the fair market value on the date of grant or assignment at approximately $0.345 per share or $103,500. In connection with the assignment of the 300,000 shares of common stock, the Company reduced the outstanding principal note by $42,000 and recognized an interest expense of $61,500. The remaining outstanding principal note due to Barry Honig amounted to $519,750 after such assignment transaction.

NOTE 15 – SUBSEQUENT EVENTS (continued)

In August 2012, the Company entered into an Amendment Agreement with Continental and Acquisition Sub whereby the parties agreed to amend the Asset Purchase Agreement dated as of July 22, 2011, to remove the liquidated damages provision associated with the registration rights obligations by the Company (see Note 4).

In August 2012, the Company entered into Waiver Agreements with substantially all of the investors who purchased Units consisting of the Company’s common stock and warrants pursuant to subscription agreements dated between September 2011 and February 2012 (see Note 12) whereby the Company agreed to register the shares of common stock underlying the Units with the SEC. The waiver agreement irrevocably and unconditionally waives the liquidated damages in cash or kind related to any failure by the Company to cause the registration statement to be filed on or before a designated filing date or declared effective by the SEC on or before the effectiveness date. The Company expects to receive the waivers from the remaining investors during the third quarter of 2012.